                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-05539

                 SCUDDER INTERMEDIATE GOVERNMENT & AGENCY TRUST
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Intermediate Government & Agency Trust

Semiannual Report to Shareholders

June 30, 2004

Scudder Intermediate Government & Agency Trust

Investment Objective and Policies

• seeks high current income consistent with the preservation of capital

• the fund normally invests at least 80% of its net assets in US government securities

• the fund may also invest up to 20% of its net assets in foreign government securities

Investment Characteristics

• US government securities include mortgage-backed securities and other US government securities including US Treasuries, and other securities issued by the US government, its agencies, or instrumentalities

• foreign government securities include debt securities issued or guaranteed as to payment of principal and interest by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities

• the fund normally maintains a dollar-weighted average portfolio maturity of more than three years but less than 10 years

• the government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities.

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Additional Information

<Click Here> Privacy Statement

Investments in funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Shares of close-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

Average Annual Total Returns as of 6/30/04
	6-Month++	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	-.78%	-1.14%	5.71%	6.27%	6.54%
Based on Market Price	-2.72%	-4.96%	4.05%	5.00%	6.55%
Lehman US Government Intermediate Index++	-.15%	-.48%	5.49%	6.25%	6.56%

++ Total returns for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 6/30/04	As of 12/31/03
Net Asset Value	$7.19	$7.42
Market Price	$6.46	$6.79

Distribution Information
Six Months: Income Dividends as of 6/30/04	$.15
June Income Dividend	$.025
Current Annualized Distribution Rate (based on Net Asset Value) as of 6/30/04+	4.17%
Current Annualized Distribution Rate (based on Market Price) as of 6/30/04+	4.64%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on June 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Market price, distribution rates, net asset value and returns are historical and will fluctuate and do not guarantee future results. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.
++ Lehman US Government Intermediate Index is a total return index consisting of investment grade corporate debt issues as well as US Government securities. The debt issues all maintain maturities within a range of one to ten years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Jan C. Faller discusses market conditions and investment strategy during Scudder Intermediate Government & Agency Trust's most recent semiannual period ended June 30, 2004.

Q: How is Scudder Intermediate Government & Agency Trust managed?

A: The fund seeks to add value by pursuing a combination of strategies. Predominantly, the management team focuses on sector rotation and security selection. Sector rotation involves determining which sectors offer the most attractive income and total-return opportunities while taking into consideration potential volatility of each respective sector. Security selection entails identifying and holding the securities that offer the best value within each sector. The impact of duration and yield curve exposure are secondary to the fund's performance.1 At the close of the period, approximately 16% of the fund's portfolio was invested in US Treasuries, 59% in US government-sponsored agencies and 16% in emerging markets, with much of the balance in mortgage-backed securities.

1 Duration means the interest rate sensitivity of a fixed-income security expressed in years. Duration indicates how much a bond's price can be expected to fall if interest rates rise by a certain percentage or vice versa.

Q: How did the fund perform over the six-month period ended June 30?

A: For the six-month period, the fund's total return was -0.78% based on net asset value. The fund's total return based on its market price was -2.72%. Its benchmark, the Lehman US Government Intermediate Index, returned -0.15%.2

2 The Lehman US Government Intermediate Index is a total-return index consisting of investment-grade corporate debt issues as well as US government securities. The debt issues all maintain maturities within a range of 1 to 10 years. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How would you describe the investment environment for US fixed-income and emerging-markets bonds during the past six months?

A: At the close of 2003, with a significant tax stimulus package working its way through the US economy, more convincing signs of an economic rebound began to emerge. Positive statistical reports included increases in employment, capital spending, consumer confidence and housing starts. The yield curve at the start of the year was steep, with many investors taking advantage of the "carry trade" by borrowing short-term and investing longer-term.3 The first quarter of 2004 was generally characterized by stronger economic news, yet there was no confirmation from the labor markets, which was the key economic figure for investors. With each month's employment report there was discouragement, to the point where other positive economic indicators didn't register with investors. As a result, yields trended downward through the first three months of this year. However, fixed-income yields began to increase following the government's March and April employment reports, both of which greatly exceeded advance estimates for monthly job creation.

3 A carry trade is an income-generating trade, where a money manager sells a risk-free security with a lower coupon, then purchases a higher-coupon security that has some credit risk in order to generate additional income for the portfolio.

Crude oil prices have been a concern, with OPEC keeping supply tight. However, the Iraqi situation, with the June 28 transfer of sovereignty to an Iraqi-led government, is not commanding the attention of the financial markets as it did in 2003. Through the period, the Federal Reserve began to shift from an accommodative to a restrictive monetary policy stance and to focus on curbing inflation, rather than deflation. At the close of the period, the position of the yield curve assumed that the Fed will raise short-term interest rates by 25 basis points at each of its next four to five meetings, with one 50-basis-point increase during that period. At the same time, second- quarter gross domestic product (GDP) was slightly "softer" than expected, and some business and consumer spending reports have shown slight declines recently.

In terms of emerging markets, in late January, the sector sold off in reaction to indications by the Federal Reserve that it would soon be ending its accommodative stance on interest rates. Emerging-markets bonds were within their normal range until April. At that point, the combination of (1) investors' concern over anticipated Fed actions to tighten credit, (2) measurably increased US economic activity and (3) hedge funds' reversal of the "carry trade" led to another sell-off in emerging-markets bonds. While this did cause prices of the emerging-markets debt in the portfolio to fall in value - exposure to emerging markets, and Brazil in particular, was the biggest detractor from performance during the period - we continued to maintain our exposure. This is because we feel that the wider spreads do not reflect a significant increase in the potential for default, but rather a decrease in risk appetite among market participants. This has led us to continue to hold our position in order to maintain the potential yield advantage typically associated with the emerging-markets debt holdings in the portfolio.

Q: How did the fund's other sectors perform?

A: The fund continues to have exposure to seasoned mortgage pools, wherein a spike in prepayments has already been experienced and mortgage holders tend to be less sensitive to future interest rate movements. The fund holds those mortgages because we feel they offer an attractive yield advantage, unique prepayment characteristics and more stable duration. There is also exposure to structured mortgages within the portfolio, with similarly stable duration and carrying attractive yields. Our overall mortgage allocation, though reduced from 2003, continued to provide attractive yield for the fund during the six-month period.

Within agencies, the fund holds a large percentage of assets in subordinated debt and senior debt. The goal here is to take advantage of the potential yield advantage associated with agency securities versus Treasuries. We are comfortable with the fund's large agency position despite investor concerns over anticipated regulatory reforms and other headline issues that might arise within agencies. Though we believe the sector could experience some short-term volatility during the coming months, we are comfortable with the potential yield advantage that agencies offer. This sector performed well for the fund over the six-month period, and we believe that agencies continue to represent an attractive opportunity to increase potential income for the portfolio.

In terms of the fund's Treasury allocation, our goal in holding Treasuries is threefold: First, we seek to add value by owning some callable Treasury issues, which provide moderate yield enhancement opportunities. Second, Treasuries are liquid - if we want to put money to work elsewhere, we can sell Treasury securities quickly. Third, owning Treasuries makes it easier for us to manage the fund's duration. On an ongoing basis, we monitor the fund's various positions along the yield curve and utilize Treasuries to help ensure that the fund's interest rate exposure is aligned strategically.

Going forward, we will carefully monitor the statements and actions of the Federal Reserve as well as those of other major central banks. We believe that Scudder Intermediate Government & Agency Trust remains an attractive vehicle for investors seeking high current income.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2004

Portfolio Composition	6/30/04	12/31/03

US Treasury Obligations	16%	12%
Agencies Backed by the Full Faith and Credit of the US Government	6%	8%
Agencies Not Backed by the Full Faith and Credit of the US Government	59%	55%
Foreign Government Bonds	16%	17%
Cash Equivalents*	3%	8%
	100%	100%

Interest Rate Sensitivity	6/30/04	12/31/03

Average Maturity	5.3 years	5.8 years
Duration	3.8 years	4.0 years

* Includes other assets and liabilities
Portfolio composition and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of June 30, 2004 (Unaudited)

	Principal Amount ($) (c)	Value ($)

US Government Backed 16.0%
US Treasury Bond:
7.5%, 11/15/2016 (e)	300,000	369,832
12.0%, 8/15/2013	7,500,000	9,900,000
US Treasury Note:
2.375%, 8/15/2006 (e)	8,645,000	8,571,042
3.0%, 11/15/2007 (e)	8,750,000	8,667,286
3.375%, 11/15/2008 (e)	3,050,000	3,016,639
5.625%, 5/15/2008 (e)	8,000,000	8,611,248
Total US Government Backed (Cost $40,942,904)		39,136,047

Agencies Backed by the Full Faith and Credit of the US Government 5.9%
Government National Mortgage Association:
5.0% with various maturities from 2/15/2015 until 2/15/2018	1,167,908	1,179,439
5.5% with various maturities from 2/15/2029 until 3/15/2033	4,207,462	4,213,942
6.0% with various maturities from 12/15/2013 until 5/20/2033	6,078,116	6,241,438
6.5% with various maturities from 4/15/2014 until 11/20/2032	1,581,376	1,654,741
7.0% with various maturities from 12/15/2023 until 4/15/2029	66,114	70,418
7.5% with various maturities from 5/15/2026 until 8/15/2032	344,928	372,822
8.0% with various maturities from 9/15/2029 until 9/15/2030	593,056	650,481
8.5%, 10/15/2030	13,711	15,041
9.0% with various maturities from 6/15/2018 until 8/15/2022	72,584	81,897
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $14,567,555)		14,480,219

Agencies Not Backed by the Full Faith and Credit of the US Government 59.1%
US Government Sponsored Agencies 48.2%
Federal Farm Credit Banks, 2.125%, 7/17/2006	10,050,000	9,864,769
Federal Home Loan Mortgage Corp., 2.875%, 5/15/2007 (e)	8,040,000	7,918,266
Federal Home Loan Mortgage Corp., 5.75%, 4/15/2008	20,000,000	21,343,400
Federal National Mortgage Association:
2.0%, 1/15/2006	7,210,000	7,136,047
3.25% with various maturities from 1/15/2008 until 2/15/2009 (e)	25,000,000	24,511,167
4.75%, 1/2/2007	9,000,000	9,268,659
5.5%, 5/2/2006	4,750,000	4,959,275
6.0%, 5/15/2011	4,300,000	4,616,807
7.25%, 1/15/2010	15,960,000	18,168,944
Tennessee Valley Authority, 4.75%, 8/1/2013	10,200,000	9,952,364
		117,739,698
US Government Agency Sponsored Pass-Thrus 4.7%
Federal Home Loan Mortgage Corp.:
5.5% with various maturities from 3/1/2033 until 4/1/2033	4,753,066	4,747,517
6.5% , 9/1/2032	652,585	680,662
7.0% with various maturities from 10/1/2030 until 3/1/2032	17,242	18,211
8.5%, 7/1/2030	4,549	4,943
10.25%, 3/1/2016	261,894	285,490
Federal National Mortgage Association:
5.0% with various maturities from 4/1/2018 until 5/1/2018	3,097,607	3,109,010
6.0% with various maturities from 5/1/2016 until 8/1/2017	1,830,586	1,909,814
6.5% with various maturities from 6/1/2016 until 4/1/2017	605,811	640,380
8.5% with various maturities from 6/1/2030 until 9/1/2030	12,765	13,861
		11,409,888
Collateralized Mortgage Obligations 6.2%
Federal National Mortgage Association:
"3A", Series 2004-W8, 7.5%, 6/25/2044	10,000,000	10,665,625
"A2", Series 2001-T12, 7.5%, 8/25/2041	4,243,946	4,547,642
		15,213,267
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $146,441,282)		144,362,853

Foreign Government Bonds 15.6%
Foreign Bonds - US$ Denominated 14.4%
Banque Centrale de Tunisie, 7.375%, 4/25/2012	380,000	414,200
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..875%, Series L, 2.125%**, 4/15/2012	235,295	196,765
C Bond, 8.0%, 4/15/2014	258,009	235,434
11.5%, 3/12/2008	300,000	320,550
14.5%, 10/15/2009	140,000	163,100
Government of Jamaica, 10.625%, 6/20/2017	510,000	459,000
Government of Ukraine, 7.65%, 6/11/2013	750,000	712,500
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	654,440	569,250
Petroleos Mexicanos SA, 9.5%, 9/15/2027	160,000	179,200
Petroliam Nasional Berhad:
7.625%, 10/15/2026	550,000	581,675
7.75%, 8/15/2015	2,000,000	2,268,894
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.063%**, 3/4/2010	666,923	653,585
Republic of Argentina:
11.375%, 3/15/2010*	300,000	88,500
11.75%, 4/7/2009*	2,300,000	655,500
12.25%, 6/19/2018*	625	165
Republic of Bulgaria, 8.25%, 1/15/2015	2,850,000	3,323,100
Republic of Colombia:
8.125%, 5/21/2024	900,000	729,000
10.0%, 1/23/2012	1,500,000	1,552,500
Republic of Philippines:
8.375%, 3/12/2009	120,000	124,800
9.375%, 1/18/2017	350,000	353,062
9.875%, 3/16/2010	700,000	752,500
9.875%, 1/15/2019	700,000	696,500
Republic of South Africa, 8.5%, 6/23/2017	1,800,000	2,038,500
Republic of Turkey:
9.0%, 6/30/2011	500,000	501,875
9.5%, 1/15/2014	450,000	453,375
10.5%, 1/13/2008	1,100,000	1,185,250
11.75%, 6/15/2010	1,200,000	1,344,000
11.875%, 1/15/2030	1,000,000	1,181,250
12.375%, 6/15/2009	400,000	457,500
Republic of Uruguay:
7.5%, 3/15/2015	1,515,000	1,113,525
7.875%, 1/15/2033, PIK	525,000	333,375
Republic of Venezuela:
2.6325%**, 4/20/2011	400,000	308,000
7.0%, 12/1/2018	1,660,000	1,211,800
10.75%, 9/19/2013	1,200,000	1,179,000
Russian Federation:
Step-up Coupon, 5.0%, 3/31/2030	2,290,000	2,090,770
12.75%, 6/24/2028	300,000	436,500
Russian Ministry of Finance:
3.0%, 5/14/2008	800,000	701,000
3.0%, 5/14/2011	1,050,000	794,063
United Mexican States:
7.5%, 4/8/2033	1,000,000	968,000
8.0%, 9/24/2022	940,000	976,190
8.125%, 12/30/2019	2,100,000	2,247,000
9.875%, 2/1/2010	470,000	564,705
		35,115,458
Foreign Bonds - Non US$ Denominated 1.2%
Republic of Argentina:
8.0%, 2/26/2008* EUR	300,000	93,254
9.25%, 7/20/2004* EUR	1,300,000	396,175
9.5%, 3/4/2049* EUR	750,000	228,562
10.0%, 1/7/2049* EUR	150,000	46,627
11.75%, 5/20/2011* EUR	255,646	43,020
11.75%, 11/13/2026* EUR	562,421	90,263
12.0%, 9/19/2016* EUR	214,743	35,468
Republic of Romania, 5.75%, 7/2/2010 EUR	1,700,000	2,135,504
		3,068,873
Total Foreign Government Bonds (Cost $39,891,247)		38,184,331

	Shares	Value ($)

Securities Lending Collateral 13.3%
Daily Asset Fund Institutional, 1.15% (d) (f) (Cost $32,456,469)	32,456,469	32,456,469

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $4,605,120)	4,605,120	4,605,120

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $278,904,577) (a)	111.8	273,225,039
Other Asset and Liabilities, Net	(11.8)	(28,740,872)
Net Assets	100.0	244,484,167

* Non-income producing security. These bonds were purchased in default.
Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Republic of Argentina:
	8	2/26/2008	EUR	300,000	$ 95,704	$ 93,254
	9.25	7/20/2004	EUR	1,300,000	337,459	396,175
	9.5	3/4/2049	EUR	750,000	257,673	228,562
	10	1/7/2049	EUR	150,000	46,426	46,627
	11.375	3/15/2010	USD	300,000	95,250	88,500
	11.75	5/20/2011	EUR	255,646	82,511	43,020
	11.75	11/13/2026	EUR	562,421	141,563	90,263
	11.75	4/7/2009	USD	2,300,000	557,750	655,500
	12	9/19/2016	EUR	214,743	62,120	35,468
	12.25	6/19/2018	USD	625	165	165
					$ 1,676,621	$ 1,677,534

** This security is shown at its current rate as of June 30, 2004.
(a) The cost for federal income tax purposes was $280,815,908. At June 30, 2004, net unrealized depreciation for all securities based on tax cost was $7,590,869. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $416,280 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,007,149.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount in US dollars unless otherwise noted.
(d) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $32,120,212, which is 13.1% of total net assets.
(f) Represents collateral held in connection with securities lending.
PIK Denotes that interest is paid in kind.
Currency Abbreviation
EUR	Euro

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Association and Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $241,842,988)	$ 236,163,450
Investment in Scudder Cash Management QP Trust (cost $4,605,120)	4,605,120
Investment in Daily Asset Fund Institutional (cost $32,456,469) (a)	32,456,469
Total investments in securities, at value (cost $278,904,577)	273,225,039
Cash	588,972
Receivable for investments sold	907,117
Interest receivable	3,449,101
Unrealized appreciation on forward foreign currency exchange contracts	132,095
Other assets	3,237
Total assets	278,305,561
Liabilities
Payable for investments purchased	990,222
Payable upon return of securities loaned	32,456,469
Unrealized depreciation on forward foreign currency exchange contracts	174,312
Accrued management fee	157,133
Other accrued expenses and payables	43,258
Total liabilities	33,821,394
Net assets, at value	$ 244,484,167
Net Assets
Net assets consist of: Distributions in excess of net investment income	(847,670)
Net unrealized appreciation (depreciation) on: Investments	(5,679,538)
Foreign currency related transactions	(43,526)
Accumulated net realized gain (loss)	(14,672,940)
Paid-in capital	265,727,841
Net assets, at value	$ 244,484,167
Net Asset Value
Net asset value per share ($244,484,167 / 33,996,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.19

(a) Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2004 (Unaudited)
Investment Income
Interest	4,826,533
Interest - Scudder Cash Management QP Trust	72,457
Securities lending income	21,013
Total Interest	4,920,003
Expenses: Management fee	995,843
Services to shareholders	22,905
Custodian fees	20,379
Auditing	19,543
Legal	10,653
Trustees' fees and expenses	14,167
Reports to shareholders	9,130
Stock exchange listing fees	13,437
Other	29,245
Total expenses, before expense reductions	1,135,302
Expense reductions	(1,252)
Total expenses, after expense reductions	1,134,050
Net investment income	3,785,953
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(244,714)
Foreign currency related transactions	(202,726)
(447,440)
Net unrealized appreciation (depreciation) during the period on: Investments	(6,299,763)
Foreign currency related transactions	425,234
(5,874,529)
Net gain (loss) on investment transactions	(6,321,969)
Net increase (decrease) in net assets resulting from operations	$ (2,536,016)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Operations: Net investment income	$ 3,785,953	$ 7,805,746
Net realized gain (loss) on investment transactions	(447,440)	3,850,937
Net unrealized appreciation (depreciation) on investment transactions during the period	(5,874,529)	(3,976,771)
Net increase (decrease) in net assets resulting from operations	(2,536,016)	7,679,912
Distributions to shareholders from: Net investment income	(5,099,427)	(12,068,641)
Increase (decrease) in net assets	(7,635,443)	(4,388,729)
Net assets at beginning of period	252,119,610	256,508,339
Net assets at end of period (including distributions in excess of net investment and undistributed net investment income of $847,670 and $465,804, at June 30, 2004 and December 31, 2003, respectively)	$ 244,484,167	$ 252,119,610
Other Information
Shares outstanding at beginning of period	33,996,171	33,996,171
Shares outstanding at end of period	33,996,171	33,996,171

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2004[a]	2003	2002	2001[b]	2000	1999
Per share operating performance
Net asset value, beginning of period	$ 7.42	$ 7.55	$ 7.32	$ 7.32	$ 7.14	$ 7.85
Income (loss) from investment operations:
Net investment income[c]	.11	.23	.31	.36	.43	.42
Net realized and unrealized gain (loss) on investment transactions	(.19)	(.01)	.39	.13	.29	(.55)
Total from investment operations	(.08)	.22	.70	.49	.72	(.13)
Less distributions from: Net investment income	(.15)	(.35)	(.47)	(.49)	(.54)	(.43)
Tax return of capital	-	-	-	-	-	(.15)
Total distributions	(.15)	(.35)	(.47)	(.49)	(.54)	(.58)
Net asset value, end of period	$ 7.19	$ 7.42	$ 7.55	$ 7.32	$ 7.32	$ 7.14
Total return
Market value, end of period	$ 6.46	$ 6.79	$ 6.96	$ 6.97	$ 6.81	$ 6.44
Based on net asset value (%)[d]	(.78)**	3.42	10.18	7.25	11.32	(1.29)
Based on market value (%)[d]	(2.72)**	2.66	6.67	9.73	14.91	(7.61)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	244	252	257	249	249	243
Ratio of expenses before expense reductions (%)	.91*	.95	.90	.91	.93	.98
Ratio of expenses after expense reductions (%)	.91*	.95	.90	.91	.92	.98
Ratio of net investment income (%)	3.04*	3.07	4.15	4.88	6.08	5.64
Portfolio turnover rate (%)	126*	428	359	523	729	821
[a] For the six months ended June 30, 2004 (Unaudited).
[b] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions prior to January 1, 2000 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 5.33% to 4.88%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Intermediate Government & Agency Trust (the "Fund"), (formerly known as Scudder Intermediate Government Trust) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $12,566,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2004 ($363,000) and December 31, 2007 ($12,203,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to post-October losses, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended June 30, 2004, purchases and sales of investment securities (excluding short-term instruments and long-term US Treasury securities) aggregated $57,675,551 and $57,312,526, respectively. Purchases and sales of long-term US Treasury securities aggregated $91,802,086 and $90,091,816, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.80% of average weekly net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

For the six months ended June 30, 2004, the Advisor agreed to reimburse the Fund an additional $893 for expenses.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. The amount charged to the Fund aggregated $6,906, of which $4,062 is unpaid at June 30, 2004.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investment in the QP Trust.

D. Forward Foreign Currency Commitments

As of June 30, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation ($)
USD	1,358,776	PLN	5,540,000	8/6/2004	130,736
USD	52,414	PLN	200,000	8/6/2004	1,359
Total unrealized appreciation					132,095
Contracts to Receive		In Exchange For		Settlement Date	Net Unrealized Depreciation ($)
EUR	2,011,000	USD	2,387,861	7/29/2004	(60,296)
EUR	38,000	USD	45,904	7/29/2004	(356)
PLN	5,740,000	USD	1,429,625	8/6/2004	(113,660)
Total unrealized depreciation					(174,312)

Abbreviations:
EUR	Euro
PLN	Polish Zloty
USD	United States Dollar

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2004, the Fund's custodian fees were reduced by $359 under this arrangement.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

H. US Government Agency Risk

Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the Fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the Fund itself.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Scudder Intermediate Government & Agency Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to the Transfer Agent a check or money order, payable to the Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) The Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns.

Shareholder Meeting Results

The Annual Meeting of Shareholders of Scudder Intermediate Government & Agency Trust (the "fund") was held on June 29, 2004 at the office of Deutsche Investment Management Americas Inc., Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect nine Trustees to the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	20,004,322	2,585,047
Lewis A. Burnham	19,997,777	2,591,591
Donald L. Dunaway	20,010,237	2,579,131
James R. Edgar	19,980,043	2,609,326
Paul K. Freeman	20,007,825	2,581,544
Robert B. Hoffman	20,012,249	2,577,120
Shirley D. Peterson	20,007,348	2,582,020
William N. Shiebler	19,996,815	2,592,553
John G. Weithers	20,053,022	2,536,347

2. To ratify the selection of Ernst & Young LLP as the fund's independent registered public accounting firm for the current fiscal year.

For	Against	Abstain
21,282,353	914,631	392,384

3. To approve the modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to certain other matters.

	Affirmative	Against	Abstain
Investment Objectives	15,450,492	4,862,667	640,861
Investment Policies	15,799,950	4,480,860	673,210
Diversification	15,839,949	4,454,590	659,482
Borrowing	15,825,505	4,450,712	677,805
Senior Securities	15,922,812	4,352,604	678,605
Concentration	15,812,749	4,460,966	680,307
Underwriting of Securities	15,852,717	4,429,772	671,533
Investment in Real Estate	15,835,521	4,440,383	678,117
Purchase of Commodities	15,865,322	4,398,199	690,499
Lending	15,654,287	4,611,148	688,587
Margin Purchases and Short Sales	15,570,233	4,694,573	689,214
Restricted and Illiquid Securities	15,609,120	4,662,365	682,538
Investment in Other Investment Companies	15,873,503	4,432,799	647,721

The following were the number of broker non-votes for proposal 3: Investment Objectives (1,635,349), Investment Policies (1,635,349), Diversification (1,635,348), Borrowing (1,635,347), Senior Securities (1,635,348), Concentration (1,635,347), Underwriting of Securities (1,635,347), Investment in Real Estate (1,635,348), Purchase of Commodities (1,635,349), Lending (1,635,345), Margin Purchases and Short Sales (1,635,349), Restricted and Illiquid Securities (1,635,346) and Investment in Other Investment Companies (1,635,346).

Changes in Policies and Objective

At the 2004 Annual Shareholder Meeting, the fund's shareholders approved the elimination of the shareholder approval requirement for amending (a) the "investment objective" and (b) the "investment policies" which are not otherwise specifically identified as fundamental.

Based on the approval of all of the 2004 Annual Shareholder Meeting proposals, the following are the fund's fundamental investment policies, effective June 29, 2004:

As a matter of fundamental policy, the fund may not:

1. borrow money, except as permitted under the Investment Company Act of 1940 (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities;

6. purchase physical commodities or contracts relating to physical commodities; or

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

All other investment policies of the fund that are not stated above are classified as nonfundamental, and therefore do not require shareholder approval to be changed. Similarly, the fund's investment objective is classified as nonfundamental.

The fund remains a "diversified" fund under the 1940 Act, but is not subject to additional requirements that are more restrictive than the 1940 Act. Under the 1940 Act, a "diversified" fund may not, with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities issued by any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except in each case in U.S. Government securities or securities issued by other investment companies.

As discussed above, the shareholders also have approved the elimination of certain policies as fundamental, and it is anticipated that Deutsche Investment Management Americas Inc. will recommend to the Board that the following policies be eliminated as being unnecessary:

Margin Purchases and Short Sales The fund is currently prohibited from: (1) purchasing any security or evidence of interest therein on margin except that the fund may obtain short term credit as may be necessary for the clearance of purchases and sales of securities and except that the fund may make deposits on margin in connection with currency, interest rate and other hedging transactions and options described in the prospectus; and (2) making short sales of securities or maintaining a short position, unless the fund has the right to obtain securities equivalent in kind and amount to those sold and unless not more than 10% of the fund's net assets is held as collateral for such sales at any one time.

If the Board approves the elimination of this restriction, the fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, would be generally limited by the current position taken by the staff of the Securities and Exchange Commission that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit the fund to borrow money only as permitted by applicable law.

Restricted and Illiquid Securities The fund is currently prohibited from entering into repurchase agreements or purchasing securities if, as a result: (1) more than 20% of the fund's total assets would be invested in illiquid securities or restricted securities; or (2) more than 10% of total assets would be invested in repurchase agreements maturing in more than seven days.

If the Board approves the elimination of this restriction, the fund would remain subject to any restrictions imposed by applicable law.

Investment in Other Investment Companies The fund is currently prohibited from purchasing securities of other investment companies, if more than 3% of the outstanding voting stock of such investment company would be held by a fund; if more than 5% of total assets of a fund would be invested in any such investment company; or if a fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets.

If the Board approves the elimination of this restriction, the fund would remain subject to any restrictions imposed by applicable law.

Changes in Officers and Director

Richard Hale resigned as a Trustee, Chairman and Chief Executive Officer of the fund effective with his retirement on June 18, 2004, as a Managing Director of Deutsche Investment Management Americas Inc., the fund's investment manager.

In anticipation of the resulting vacancies, the Board of Trustees elected William N. Shiebler as Trustee and Chairman of the Board. Mr. Shiebler currently serves as CEO in the Americas of the fund's investment manager. In addition, the Board has elected Julian F. Sluyters, a Managing Director of the fund's investment manager, as Chief Executive Officer of the Fund. These elections became effective June 18, 2004. As noted (in the section of this report entitled "Shareholder Meeting Results"), Mr. Shiebler was thereafter elected as a Trustee at the fund's 2004 annual meeting on June 29, 2004.

On May 12, 2004, the Board of Trustees appointed Kevin Gay as Assistant Treasurer of the fund, replacing Lucinda Stebbins, who resigned as Assistant Treasurer in connection with her retirement as a Director of the fund's investment manager on June 1, 2004.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

NYSE Symbol	KGT	CUSIP Number	811163-104

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

--------------------------------------------------------------------------------
                                       (a)                    (b)
                                       Total Number of        Average Price Paid
Period                                 Shares Purchased*      per Share

--------------------------------------------------------------------------------

January 1 through January 31, 2004          n/a                    n/a

February 1 through February 29, 2004        n/a                    n/a

March 1 through March 31, 2004              n/a                    n/a

April 1 through April 30, 2004              n/a                    n/a

May 1 through May 31, 2004                  n/a                    n/a

June 1 through June 30, 2004                n/a                    n/a

--------------------------------------------------------------------------------
Total                                       n/a                    n/a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        (c)                   (d)
                                        Total Number of       Maximum Number of
                                        Shares Purchased as   Shares that May
Period                                  Part of Publicly      Yet Be Purchased
                                        Announced Plans       Under the Plans
                                        or Programs           or Programs
--------------------------------------------------------------------------------

January 1 through January 31, 2004          n/a                    n/a

February 1 through February 29, 2004        n/a                    n/a

March 1 through March 31, 2004              n/a                    n/a

April 1 through April 30, 2004              n/a                    n/a

May 1 through May 31, 2004                  n/a                    n/a

June 1 through June 30, 2004                n/a                    n/a

--------------------------------------------------------------------------------
Total                                       n/a                    n/a
--------------------------------------------------------------------------------

* All shares were purchased in open market transactions.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                       Scudder Intermediate Government &
                                  Agency Trust

By:                               /s/Julian Sluyters
                                    ------------------------------
                                  Julian Sluyters
                                  Chief Executive Officer

Date:                             August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                       Scudder Intermediate Government &
                                  Agency Trust

By:                               /s/Julian Sluyters
                                  ------------------------------
                                  Julian Sluyters
                                  Chief Executive Officer

Date:                             August 23, 2004

By:                               /s/Charles A. Rizzo
                                  ------------------------------
                                  Charles A. Rizzo
                                  Chief Financial Officer

Date:                             August 23, 2004